Exhibit 28 (a)(23) under Form N-1A

Exhibit 3(i) under Item 601/Reg. S-K

FEDERATED EQUITY FUNDS

Amendment No. 47

to the

RESTATED AND AMENDED DECLARATION OF TRUST

dated August 15, 1995

This Declaration of Trust is amended as follows:

Strike the first paragraph of Section 5 – Establishment and Designation of Series or Class of Article III – BENEFICIAL INTEREST from the Declaration of Trust and substitute in its place the following:

"Section 5. Establishment and Designation of Series or Class. Without limiting the authority of the Trustees set forth in Article XII, Section 8, inter alia, to establish and designate any additional Series or Class or to modify the rights and preferences of any existing Series or Class, the Series and Classes of the Trust are established and designated as:

Federated Absolute Return Fund

Class A Shares

Class B Shares

Class C Shares

Institutional Shares

Federated Clover Small Value Fund

Class A Shares

Class C Shares

Class R Shares

Institutional Shares

Federated Clover Value Fund

Class A Shares

Class B Shares

Class C Shares

Class R Shares

Institutional Shares

Federated Emerging Markets Equity Fund

Class A Shares

Class C Shares

Institutional Shares

Federated InterContinental Fund

Class A Shares

Class B Shares

Class C Shares

Class R Shares

Class R6 Shares

Institutional Shares

Federated International Strategic Value Dividend Fund

Class A Shares

Class C Shares

Institutional Shares

Federated Kaufmann Fund

Class A Shares

Class B Shares

Class C Shares

Class R Shares

Federated Kaufmann Large Cap Fund

Class A Shares

Class C Shares

Class R Shares

Class R6 Shares

Institutional Shares

Federated Kaufmann Small Cap Fund

Class A Shares

Class B Shares

Class C Shares

Class R Shares

Federated MDT Mid Cap Growth Strategies Fund

Class A Shares

Class B Shares

Class C Shares

Class R Shares

Institutional Shares

Federated Managed Risk Fund

Class A Shares

Institutional Shares

Federated Prudent Bear Fund

Class A Shares

Class C Shares

Institutional Shares

Federated Strategic Value Dividend Fund

Class A Shares

Class C Shares

Institutional Shares

The undersigned hereby certify that the above-stated Amendment is a true and correct Amendment to the Declaration of Trust, as adopted by the Board of Trustees at a meeting on the

13th day of February, 2014, to become on April 28, 2014.

WITNESS the due execution hereof this 13th day of February, 2014.

/s/ John F. Donahue	/s/ Charles F. Mansfield, Jr.
John F. Donahue	Charles F. Mansfield, Jr.

/s/ John T. Collins	/s/ Thomas M. O’Neill
John T. Collins	Thomas M. O’Neill

/s/ J. Christopher Donahue	/s/ P. Jerome Richey
J. Christopher Donahue	P. Jerome Richey

/s/ Maureen Lally-Green	/s/ John S. Walsh
Maureen Lally-Green	John S. Walsh

/s/ Peter E. Madden
Peter E. Madden